SUPPLEMENT DATED DECEMBER 17, 1997

                     TO THE PROSPECTUS DATED MAY 1, 1997 OF

                           WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                         WPG Government Securities Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Growth Fund
                          WPG Quantitative Equity Fund

                ------------------------------------------------


WPG TUDOR FUND AND WPG GROWTH FUND

         The following disclosure replaces the description of the portfolio managers of WPG Tudor Fund and WPG Growth Fund on page 27 of the attached
Prospectus:

         The portfolio manager for the WPG Tudor Fund and the WPG Growth Fund is Adam Starr. Mr. Starr, who has 20 years of investment experience, is responsible for the day-to-day management of these Funds' portfolio investments. Mr. Starr has been a principal and research analyst for the Large Cap Growth and Small Cap Growth Divisions of WPG since 1996. Mr. Starr was an analyst and portfolio manager for the Farber Fund from 1993 to 1996. Prior to 1993, Mr. Starr was a portfolio manager and research analyst with Charter Oak Partners, and a Managing Director in the Research Department at First Manhattan Company.